Investor Update Fourth Quarter 2020 Exhibit 99.1

This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that do not describe historical or current facts are forward-looking statements, including statements regarding M&T’s expectations or predictions of future financial or business performance or conditions as well as statements regarding the potential effects of the COVID-19 pandemic on M&T’s business, financial condition, liquidity and results of operations. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time and are difficult to predict. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual outcomes and results may differ materially from current projections and from what is expressed or forecasted in forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, including those described below, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivities; changes in sources of liquidity and capital markets; risks and uncertainties relating to the impact of the COVID-19 pandemic; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; inflation; the impact of changes in market values on trust-related revenues; customer acceptance of M&T products and services; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; customer borrowing, repayment, investment and deposit practices; customer disintermediation; reliance on large customers; the introduction, withdrawal, success and timing of business initiatives; increasing price and product/service competition by competitors, including new entrants, and other competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; fair value of and number of stock-based compensation awards to be issued in future periods; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities, natural disasters or public health emergencies that may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; the impact, extent, pace and timing of technological changes and; changes in legislation, regulation, governmental activities, oversight and supervision and public policy affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including affecting capital management activities, monetary policy, tax policy and other areas. These are representative of the factors that could affect the outcome of forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and factors. M&T provides further detail regarding these risks, uncertainties and other factors elsewhere in its public filings with the SEC, including the risk factors described in M&T’s Form 10-K for the year ended December 31, 2019 and its subsequently filed quarterly reports on Form 10-Q. Further, statements about the potential effects of the COVID-19 pandemic on M&T’s business, financial condition, liquidity, and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond M&T’s control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, clients, third parties and M&T. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

A Leading Community Bank and Bank for Communities: Our Performance Principles Top 20 U.S.-based, commercial bank holding company Proven track record of results through multiple economic cycles Consistent above average returns relative to peers over decades Local scale leading to superior credit performance and top deposit share Operating and capital efficiency results in top quartile returns with low volatility Growth driven by relentless focus on customers, talent, and capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Practicing Stakeholder Capitalism for Decades Our purpose (why we do what we do) To make a difference in people’s lives  Our mission (what we do) We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch.

The M&T Story: A Community Bank Model and a Bank for Communities Local Scale Credit Discipline Our People Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 9 of 12 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, or acquisitions Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Seasoned and broad expertise Ongoing insourcing of new capabilities Operating & Capital Efficiency

Loans: MTB Peer Median Quartile Commercial Real Estate 7% > 4% Top Commercial & Industrial 7% > 6% Top Residential Real Estate 5% > 3% Top Consumer 6% > 2% 2nd Total Loans 6% > 4% 2nd Deposits: Noninterest-Bearing 13% > 10% Top Interest-Bearing 6% > 3% 2nd Total Deposits 8% > 6% 2nd Delivering Growth Over Decades Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Loan and Deposit Growth per Share (1999-2Q20, CAGR) Source: S&P Global Market Intelligence.

ROTCE (average) GAAP EPS Growth – 20 Years (CAGR) ROTCE – 20 Years Dividend Growth – 20 Years (CAGR) 20 Years 10 Years 5 Years Average Min Strong Financial Results Over the Long Term Source: S&P Global Market Intelligence. Notes: ROTCE, dividend growth and EPS growth through FY2019. EPS and dividend growth exclude firms that were not publicly traded in 1999.

Delivering Growth in Recent Years Consumer Bank 1.3% Increase in primary1 checking customers 2.9 Products per customer (flat Y.O.Y.) 44% Net Promoter Score2 (up 6% pts. Y.O.Y.) Business Bank 3.7% Increase in customers 4.5 Products per customer (up 0.3 products Y.O.Y.) 88% Customer satisfaction3 (flat Y.O.Y.) 1 Primary customers those with at least $250 in monthly direct deposit or 10 outflow transactions in a month 2 2020 M&T Drivers of Satisfaction Study 3 2020 Q1 Greenwich Study M&T took consumer and small business deposit share in 13 out of 18 regions in 2020

Source: S&P Global Market Intelligence and company data. ROTCE Operating EPS CAGR Strong Financial Results in Recent Years

Total Cost of Deposits Noninterest-bearing deposits represented 39% of 3Q 2020 average total deposits for M&T compared to 31% peer median M&T Peer Median 2000-2020YTD Average M&T 1.03 Peer Median 1.19 Difference -0.16 Local Scale Leads to Deposit Advantage Sources: S&P Global Market Intelligence and FDIC #1 or #2 Market Share in 7 of 10 largest markets #1 #1 #1 #2 #1 #2 #1 Peer Range

NCO % of Loans Source: S&P Global Market Intelligence and company filings. Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile. Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantors Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.0% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses Superior Credit Results Through Multiple Economic Cycles MTB Industry   Avg Max Range MTB 0.3% 1.0% 0.9% Peer Median 0.6% 2.4% 2.2% Industry 0.8% 2.6% 2.2% “Great Financial Crisis” 2001 Recession S&L Crisis Peer Range Peer Median

Best-In-Class Credit Results Across All Portfolios Source: S&P Global Market Intelligence and company filings. Residential Real Estate Other CRE Other Consumer HELOC Construction C&I MTB Peer Range Peer Median

Superior Credit Performance Relative to Peers and Industry Source: S&P Global Market Intelligence and FDIC. Sorted by EOP total assets at 6/30/20. Calculated as actual NCO ratio divided by expected NCO ratio which is based on FDIC data for commercial banks and loan portfolio composition. 100% ratio implies losses equal to industry average, based on portfolio mix. Top 4 Banks Peer Group

Higher Returns Relative to Risk Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Risk Adjusted Net Interest Margin (NII less NCO % of AEA) MTB Peer Range Median Q3 2020 YTD Source: S&P Global Market Intelligence and company filings.

Deposit Growth – 3Q20 YoY Cost of Funding Earning Assets – 3Q20 Loan Yield – 3Q20 Commercial & Consumer Loan Growth – 3Q20 YoY Total Deposits Non-interest Bearing Deposits Excluding PPP Source: S&P Global Market Intelligence and company filings. Cost of funding earning assets represents annualized cost of interest bearing liabilities as a percent of average earning assets. Superior Growth and Pricing 0% 2% 7% 11% MTB MTB Peer Median Peer Median

Efficient Operator Through the Cycles Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Operating Efficiency Ratio Q3 2020 LTM Sources: S&P Global Market Intelligence and company filings MTB Peer Range Median

Disciplined return criteria – lending and investments Higher return earning asset mix Moderate dividend payout One of two S&P banks to maintain dividend through the Great Financial Crisis Acquisitions that clearly present value creation History of accretive acquisitions Consistently return excess capital to investors Top quartile returns; best-in-class EPS growth Prudent Stewards of Shareholders’ Capital How we think about capital allocation Results

Meeting Evolving Needs: Talent Is the Greatest Differentiator Seasoned, Skilled, and Stable Digitally forward, locally focused Enhanced team with new skill sets including design engineers and anthropologists to solve problems & deliver solutions Partnerships with fintechs to innovate and create customer solutions New Capabilities More than 41% of our senior management team is diverse Several diversity recognition programs and initiatives Increasingly Diverse 22-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 4 CFOs, and 2 CCOs in 37 years Delivering for our customers

Continuous Focus on Customers & Communities Through the Decades Customer Focused Business Support $1.7 billion in community development loans & investments 40 hours of volunteer time to employees yearly $34+ million in grants in 2020 Opened tech hub; Launched Tech Academy Co-investments with start-ups Community Investment Highest possible CRA rating from Federal Reserve since 1982 #1 SBA lender in 9 out of 12 markets Ranked #1 by Greenwich in their Crisis Response Index (PPP) 10 Greenwich Excellence & Best Brand Awards in Small Business for 2019-2020 13 national and two best brand awards for middle market banking by Greenwich Top Rankings Long lasting relationships Offered mortgage loan relief to >107,000 customers Delivering 100% PPP funding, including 35K businesses and $7bn in loans Won 84 Greenwich Excellence awards in Small Business since 2011 Ranked #5 SBA Lender in the country 97% of Commercial Middle Market clients rated their satisfaction as excellent or above average according to Greenwich Survey as of Q2 2020 YTD When our customers and communities succeed, we all succeed

Powering Community Banking with Digital Capabilities How Customers Shop How Customers Join How Customers Bank How Customers Strive HUMAN DIGITAL DIGITAL-ASSISTED Virtual Communication Tools: Digital Appointment Setting, Virtual Conferencing, Live Chat Electronic Signature Personalized MTB.com Advanced Prospect Targeting Money Smart New Wealth Client/Advisor Digital Portal Digitized P2P Payments Money Mentor Dash End-to-end digital product origination Mobile Check Deposits Digital Bill Payments Digital Card Security Controls Consideration Onboarding Servicing Growth

Our Community Focus Results in Increased Market Share: Mission Maryland Scalable approach to large or small communities Combining a community banking ‘mindset’ with the deep product offerings to tailor services for personal and business clients this led to Highest deposit share growth of any bank in Greater Baltimore region in 2020 YoY Client increase for Consumer, Business Banking, Commercial Banking, and AUM increase for Wealth Ranked #1 lender in the Baltimore SBA district M&T Bank and employees were recognized numerous awards in Baltimore; continued to donate $4MM to more than 300 nonprofit organizations and 1,250 employees volunteered 4,500 hours Community scorecard small selection of recognitions in 2020 Baltimore Business Journal Leaders in Diversity Baltimore Business Journal Better Baltimore Awards: Philanthropy American Banker Most Powerful Women in Banking: Detra Miller, Head of Minority and Women Business Owners Mayor’s Office of Small, Minority and Women Business Small Business Resource Center Business of the Year Maryland Daily Record Reader Rankings: Best Business Banking Small Business Administration: No. 1 lender in Baltimore market (in terms of number of approved loans and dollars loaned) 2020 2019 2018 2017 2016 June YoY Growth in Consumer & Business Households (Mission Maryland Geography) Mission Maryland unleashes the power of the entire bank, using a test and learn approach to apply a modern toolkit and deliver our community-focused solutions for customers and the community Consumer households Business households 2020 2019 2018 2017 2016 June YoY Growth in Retail Deposit Share (Baltimore MSA) M&T’s deposit share growth in 2020 was the largest of any bank in the Baltimore MSA. Deposit share based on FDIC data, with retail deposit cap of $300 million per branch.

Unwavering Focus on Performance Principles Top 20 U.S.-based, commercial bank holding company Proven track record of results through multiple economic cycles Consistent above average returns relative to peers over decades Local scale leading to superior credit performance and top deposit share Operating and capital efficiency results in top quartile returns with low volatility Growth driven by relentless focus on customers, talent, and capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Delivering Superior Financial Results Over Decades Earnings & Dividend Growth: 1999 – 2020 YTD 8% EPS CAGR 12% Dividend CAGR Q3 ’20 YTD 23

Appendix Q4 2020

Loan Portfolio Composition Other investor-owned CRE includes healthcare, industrial, land and residential development loans. M&T’s loan portfolio is broadly diversified by asset class and geography; hotel and retail CRE ~9% of total loans Investor-Owned CRE Detail Total Investor-Owned CRE $30.5B NYC $6.2B Loan Composition – 9/30/2020 Total NYC investor-owned commercial real estate exposure ~6% of total loans, while NYC hotel and retail CRE ~2% of total loans

Commercial Real Estate – Hotel and Retail

Portfolios are geographically diversified; New York City exposures have lower loan-to-value ratios than rest of portfolio

Geographic Concentration ***(Permanent and Construction)***

Hotel



NYC
$0.6B
Non NYC
$3.0B

Retail



NYC
$1.3B
Non NYC
$3.9B

Portfolio[1] Characteristics

	Hotel Total	Hotel NYC	Retail Total	Retail NYC
LTV	53%	43%	57%	44%
% Deferred	68%	46%	20%	23%

Risk Mitigants

Hotel:

- **Strong guarantors / sponsors with significant liquidity and equity in properties**
- Focus on mid-tier properties
- Limited exposure to resort / convention properties
- Gradual improvement in occupancy

Retail:

- **Strong guarantors / sponsors with significant liquidity and equity in properties**
- NYC retail rent collections: ~35% April → ~65% September
- NYC: Includes multi-use properties with residential or office component
- Other regions: Primarily strip centers with diverse tenants; limited regional mall exposure

Notes: (1) Permanent investor-owned commercial real estate. Represents LTV at origination.

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Commercial Loan Modifications Update Commercial Loan Modifications ($, B) Hotel 72% 67% Retail 43% 24% All Other CRE and C&I 16% 4% Total Commercial 21% 9% All Other C&I and CRE Motor Vehicle Dealers Retail CRE Hotel CRE $14.0B $5.9B % Modified Remaining commercial loan modifications concentrated in Hotel and Retail CRE, with significant declines in modifications for all other portfolios >97% of dealer-related modifications expired as sales activity resumed After deferrals expired: 90% resumed payments 10% requested subsequent deferrals 61% of remaining commercial modifications in hotel and retail CRE portfolios 98% of remaining COVID-19 deferrals expire in October and November Notes: Modifications may include payment deferrals, fee waivers, extensions of repayment term, or other delays in payment.

CRE Hotel Detail Hotel – Permanent Investor-Owned (9/30/2020) Hotel – Construction (9/30/2020) Brand(2) Substantial equity and guarantor relationships, with limited exposure to luxury(1) categories and non-affiliated properties; NYC metrics stronger than overall portfolio 66% maturing 2023 and later Notes: LTV / LTC at origination. Deferral, criticized, and guaranteed percentages based on balances. (1) 36% of portfolio classified as “luxury” or “upper upscale” per STR designation. (2) Permanent investor-owned commercial real estate.

CRE Retail Detail Retail – Permanent Investor-Owned (9/30/2020) NYC metrics stronger than overall portfolio, supported by strong sponsorship and mixed-use properties with both retail and non-retail tenants Retail – Construction (9/30/2020) Property Type (1) Notes: LTV / LTC at origination. Deferral, criticized, and guaranteed percentages based on balances. (1) Permanent investor-owned commercial real estate. 43% maturing 2023 and later

CRE Office Detail Office – Permanent Investor-Owned (9/30/2020) Office – Construction (9/30/2020) Risk Mitigants Notes: LTV / LTC at origination. Deferral, criticized, and guaranteed percentages based on balances. NYC office rent collections shown improvement from ~85% in April to over 90% in Q3 Strong guarantors / sponsors with significant liquidity and equity in properties 37% maturing 2023 and later

CRE Multifamily Detail

Multifamily – Permanent Investor-Owned (9/30/2020)

LTV	Balance by LTV ($, millions) NYC	Balance by LTV ($, millions) Total	# of Loans Total	# of Loans NYC	% Deferral Total	% Deferral NYC	% Criticized Total	% Criticized NYC	% Guaranteed Total	% Guaranteed NYC
≥70%	91	1,130	**212**	*11*	**3%**	*0%*	**1%**	*0%*	**74%**	*52%*
60%-69%	550	1,421	**188**	*34*	**5%**	*4%*	**6%**	*15%*	**66%**	*56%*
50%-59%	397	883	**123**	*24*	**0%**	*NA*	**3%**	*7%*	**53%**	*45%*
<50%	314	678	**357**	*96*	**2%**	*3%*	**1%**	*1%*	**36%**	*27%*
Total			**956**	*165*	**3%**	*2%*	**3%**	*8%*	**59%**	*45%*

Risk Mitigants

- NYC multifamily rent collections shown improvement from ~90% in April to ~95% in Q3
- Majority of NYC multifamily exposure outside of Manhattan, where rents have remained comparatively stable

NYC Exposure by Borough



Bronx 9%
Queens 42%
Manhattan 23%
Brooklyn 26%

Multifamily – Construction (9/30/2020)

38% maturing 2023 and later

Balance by LTC ($, millions)



LTC
NYC
Total
≥70%
94
1,488
60%-69%
111
1,391
50%-59%
143
331
<50%
83
185

Notes: LTV / LTC at origination. Deferral, criticized, and guaranteed percentages based on balances.

M&T Bank Corporation | 31

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation